Exhibit 4

CDW CORPORATION	CUSIP 12512N 10 5

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK WITH THE PAR VALUE OF $.01 PER SHARE OF

CDW CORPORATION

transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation’s Articles of Incorporation and any amendments thereof, copies of which are on file with the Transfer Agent to all the provisions of which the holder hereof by acceptance of this certificate assents.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	CHAIRMAN

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(Brooklyn, New York)	Transfer Agent
and Registrar
By
Authorized Signature

CDW CORPORATION

     UPON WRITTEN REQUEST, THE CORPORATION WILL FURNISH THE SHAREHOLDER, WITHOUT CHARGE, A DESCRIPTION OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS; AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS, DETERMINED FOR EACH SERIES; AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES OR CLASSES, OF THE CORPORATION’S AUTHORIZED STOCK.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM-	as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT-	as tenants by the entireties		(Cust) (Minor)
JT TEN-	as joint tenant with right
	of survivorship and not as		under Uniform Gifts to Minors
	tenants in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

     For Value received                                                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named corporation with full power of substitution.

Dated:

X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.